UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2019
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ROSEHILL RESOURCES INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300
Houston, Texas, 77084
(Address of principal executive offices, including zip code)

(281) 675-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Certain Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, the Board of Directors (the “Board”) of Rosehill Resources Inc. (“Rosehill” or the “Company”) appointed Paul J. Ebner to the Board. Effective immediately, Mr. Ebner will become a Class I director of the Board. In addition, Mr. Ebner will serve on the Board’s Nominating and Governance Committee and Compensation Committee.

Mr. Ebner has been the President, Chief Executive Officer and a Director of Rosemore, Inc. (“Rosemore”) since 2010. He also currently serves and has served as an officer or director of several of Rosemore’s direct and indirect subsidiaries, including Rosemore Holdings, Inc. (President, Chief Executive Officer and Director) since 2010, Tema Oil and Gas Company (“Tema”) (Director) since 2008 and (President) since 2017 and Gateway Gathering and Marketing Company (Director) since 2008 and (President) since 2017. Mr. Ebner has been employed by Rosemore since 2007 when he was hired as Executive Vice President and Chief Operating Officer. Mr. Ebner has 43 years of operations, administrative and management experience in the oil and gas and petroleum refining and marketing industries. He earned a Bachelor of Arts in Business Management, with a concentration in Accounting, from Loyola University Maryland in 1984.

Mr. Ebner will receive director compensation consistent with the other non-employee directors, including equity based compensation under the Company’s long-term incentive plan, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2018. The Company also expects to enter into our form indemnification agreement with Mr. Ebner (the “Indemnification Agreement”). The Indemnification Agreement will provide for indemnification and advancement of litigation and other expenses to the fullest extent permitted by law for claims relating to Mr. Ebner’s service to the Company or its subsidiaries. The Company’s form Indemnification Agreement was filed with the SEC on May 3, 2017 as Exhibit 10.2 to the Company’s Current Report on Form 8-K and is incorporated herein by reference.

Mr. Ebner was recommended to the Board as an appointee by Tema, in accordance with Tema’s rights under that certain Shareholders’ and Registration Rights Agreement, dated as of December 20, 2016 (the “SRRA”), by and among Tema, KLR Energy Sponsor, LLC, a Delaware limited liability company, the Company, Anchorage Illiquid Opportunities V, L.P., a Delaware limited partnership, and AIO V AIV 3 Holdings, L.P., a Delaware limited partnership. Other than the foregoing, there is no arrangement or understanding pursuant to which Mr. Ebner was appointed as a director of the Board, and there are no related party transactions involving Mr. Ebner that are reportable under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Ebner, on the one hand, and any other directors of the Board or executive officers of the Company, on the other hand.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date:	April 2, 2019	By:	/s/ R. Craig Owen
		Name:	R. Craig Owen
		Title:	Chief Financial Officer